UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

Group 1 Automotive, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13461	76-0506313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 500 Houston, Texas 77024		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 647-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

                          Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of the Stockholders of Group 1 Automotive, Inc. (the “Company”) was held on May 13, 2020 (the “Annual Meeting”).  At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as set forth below.

Proposal 1

The nine director nominees named in the Company’s proxy statement were elected as directors to serve until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld

Carin M. Barth	15,625,292	64,523
Earl J. Hesterberg	15,478,868	210,947
Lincoln Pereira	15,236,184	453,631
Stephen D. Quinn	15,181,731	508,084
Steven P. Stanbrook	15,625,186	64,629
Charles L. Szews	15,520,888	168,927
Anne Taylor	15,461,324	228,491
Max P. Watson, Jr.	15,132,735	557,080
MaryAnn Wright	15,588,584	101,231

Proposal 2

The compensation of the Company’s Named Executive Officers was approved, on a non-binding advisory basis, based upon the following votes:

For	Against	Abstain	Broker Non-Votes

14,897,807	727,299	64,709	861,297

Proposal 3

Approval of an Amendment to the Group 1 Automotive, Inc. 2014 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes

15,081,698	579,800	28,317	861,297

Proposal 4

The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was approved, based upon the following votes:

For	Against	Abstain

16,483,741	44,882	22,489

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Group 1 Automotive, Inc.

Date: May 13, 2020	By:	/s/ Darryl M. Burman
Name: Darryl M. Burman
Title: Sr. Vice President